UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	July 15, 2005

NORTHLAND CRANBERRIES, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	0-16130	39-1583759
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

2321 West Grand Avenue, P.O. Box 8020, Wisconsin Rapids, Wisconsin 54494-8020
(Address of principal executive offices, including zip code)
(715) 424-4444
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        Ricke A. Kress, former President and Chief Operating Officer of Northland Cranberries, Inc. (the “Company”) resigned from the Company effective July 15, 2005. Mr. Kress was primarily responsible for overseeing the operations of the Company’s branded juice division, which the Company sold in February 2005. The Company currently does not intend to retain or appoint a new President and Chief Operating Officer.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHLAND CRANBERRIES, INC.
Date: July 21, 2005	By: /s/ John Swendrowski
John Swendrowski
Chairman & Chief Executive Officer